THRIVENT MUTUAL FUNDS

Supplement to Class A Prospectus

dated February 28, 2009

with respect to

Thrivent Small Cap Index Fund,

Thrivent Mid Cap Index Fund

and

Thrivent Large Cap Index Fund

At a meeting held on November 11, 2008, the Board of Trustees of Thrivent Mutual Funds voted to liquidate Thrivent Small Cap Index Fund, Thrivent Mid Cap Index Fund and Thrivent Large Cap Index Fund. These liquidations will occur on or about June 12, 2009. Each Fund will be closed to new shareholder accounts after the close of business on April 9, 2009.

Each Fund’s investment adviser has agreed to pay for all expenses related to the liquidation and to reimburse certain expenses associated with operating the Fund to the extent necessary to limit net fund operating expenses to 0.95% of the average daily net assets in the case of Thrivent Small Cap Index, 0.60% of the average daily net assets in the case of Thrivent Mid Cap Index Fund and 0.60% of the average daily net assets in the case of Thrivent Large Cap Index.

Prior to each Fund’s liquidation, shareholders of the Fund may exchange their Fund shares for another series of Thrivent Mutual Funds. In anticipation of its liquidation on or about June 12, 2009, each Fund may begin selling its assets several days prior to the liquidation.

The date of this Supplement is March 31, 2009

Please include this Supplement with your Class A Prospectus

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